UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2013

PINGTAN MARINE ENTERPRISE LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-35192	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

CN11 Legend Town, No. 1 Balizhuangdongli Chaoyang District, Beijing, PRC	100025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-10-6569-3988

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 25, 2013, China Growth Equity Investment Ltd. (“CGEI”) completed its merger (the “Merger”) with China Dredging Group Co., Ltd. (“CDGC”), and the various transactions contemplated by the Agreement and Plan of Merger, dated as of October 24, 2012 (the “Merger Agreement”), between CGEI, CDGC, China Growth Dredging Sub Ltd. (“Merger Sub”) and Zhuo Xinrong (“Founder”) were consummated. In addition, CGEI completed its share purchase (the “Share Purchase” and, together with the Merger, the “Business Combination”) of Merchant Supreme Co., Ltd. (“Merchant Supreme”), and the various transactions contemplated by the Share Purchase Agreement, dated as of October 24, 2012 (the “Share Purchase Agreement” and together with the Merger Agreement, the “Agreements”), between CGEI and Merchant Supreme were consummated.

Effective upon consummation of the Business Combination (the “Closing”), (i) Merger Sub, a wholly-owned subsidiary of CGEI, was merged with and into CDGC, resulting in Merger Sub ceasing to exist and CDGC’s continuing as the surviving company and a wholly-owned subsidiary of CGEI, (ii) CGEI acquired all of the outstanding capital shares and other equity interests of Merchant Supreme, and (iii) CGEI changed its name to “Pingtan Marine Enterprise Ltd.” (the “Company”). The Business Combination, the Agreements and the transactions effected in connection therewith are more fully disclosed under the headings “Summary – The Proposed Business Combination,” “The Business Combination” and “The Agreements” in the Definitive Proxy Statement, dated February 6, 2013 (the “Definitive Proxy Statement”), filed by the Company with the Securities and Exchange Commission (“SEC”), which disclosures are incorporated herein by reference. Capitalized terms used herein but not defined have the meanings ascribed to them in the Definitive Proxy Statement.

Upon consummation of the Business Combination, the ordinary shares, par value $0.001 per share, of the Company (the “Company’s Ordinary Shares”) were listed on The NASDAQ Capital Market under the symbol “PME.” Additionally, upon consummation of the Business Combination, the warrants of the Company are now listed on the NASDAQ Capital Market under the symbol “PMEWW”, but we expect trading in the warrants to be transitioned to the OTCQB in the near term. Further, in connection with the Business Combination, the outstanding units of CGEI automatically separated into the underlying ordinary shares and warrants of CGEI. As a result, the CGEI units are no longer listed on The NASDAQ Capital Market.

The description of the terms of the Agreements is qualified in its entirety by reference to the complete text of the Agreements, which are filed as Exhibits 2.1 and 2.2 to this Form 8-K which is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, upon completion of the Merger, each share of then-issued and outstanding ordinary shares and Class A preferred shares of CDGC were automatically cancelled and converted into the right to receive 0.82947 Company Ordinary Shares. Pursuant to the terms of the Share Purchase Agreement, all of the issued and outstanding shares of Merchant Supreme capital shares were purchased by the Company for an aggregate of 25,000,000 Company Ordinary Shares.

On February 26, 2013, the Company issued a press release announcing that it had completed the Business Combination. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Prior to the Business Combination, the Company was a blank check company with no operations, formed as a vehicle for an acquisition of an operating business. The following information, which is required by Item 2.01(f) of Form 8-K, reflects the post-merger Company on a consolidated basis.

Business

The business of the Company is described in the Definitive Proxy Statement in the sections entitled “Information about China Dredging Group Co., Ltd. – History and Development of CDGC,“ Information about China Dredging Group Co., Ltd. -- Business Overview,“ “Information about China Dredging Group Co., Ltd. – Competition,” “Information about China Dredging Group Co., Ltd. – Intellectual Property,” “Information about China Dredging Group Co., Ltd. – Research and Development,” “Information about China Dredging Group Co., Ltd. – Organizational Structure,“ “Information about China Dredging Group Co., Ltd. – Employees,” “Information about Pingtan Fishing” – Overview,” “Information about Pingtan Fishing” – “Business Strategy,” “Information about Pingtan Fishing” – “Employees, “Information about Pingtan Fishing” – Competition,” “The Business Combination,” and “Where you Can Find More Information,” each of which is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Definitive Proxy Statement in the sections entitled “Risk Factor s– Risk Factors Relating to CDGC’s Business,” “Risk Factor – Risk Factors Relating to Pingtan Fishing’s Business,” and “Risk Factors – Risk Factors Relating to the Business Combination,” each of which is incorporated herein by reference.

Management Discussion and Analysis of Financial Condition and Results of Operations

The sections in the Definitive Proxy Statement entitled “Information about China Dredging Group Co., Ltd. – Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Information about Pingtan Fishing” – Management’s Discussion and Analysis of Financial Condition and Results of Operations” are incorporated herein by reference.

Properties

The sections of the Definitive Proxy Statement entitled “Information about China Dredging Group Co., Ltd. – Property, Plants and Equipment,” and “Information about CGEI- Facilities” are incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s Ordinary Shares as of the Closing by (i) each director and each executive officer of the Company; (ii) all directors and executive officers of the Company as a group; and (iii) each person (including any “group” as that term is used in Section l3(d)(3) of the Exchange Act) who is known by the Company to beneficially own more than five percent of the Company’s Ordinary Shares subject to options or warrants exercisable within 60 days from February 25, 2013 are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of the holder of such options or warrants but are not treated as outstanding for purposes of computing the percentage ownership of other persons. The following table does not reflect record or beneficial ownership of the Company’s warrants or underlying shares of the Company’s Ordinary Shares, as these warrants are not exercisable within 60 days of the Closing.

Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to all securities that they beneficially own (within the meaning of Rule 13d-3 under the Exchange Act).

	Amount of beneficial ownership of Ordinary Shares(2)		Approximate percentage of outstanding Ordinary Shares
Name and address of beneficial owners
Xuesong Song(1)	4,799,334	(3)	5.8%
Jin Shi(1)	4,799,334	(3)	5.8%
Xinrong Zhuo(4)	44,398,868	(5)	56.2%
Bin Lin(4)	2,163,987	(6)	2.7%
Lin Bao(4)	-		-
Yeliang Zhou(4)	-		-
Zengbiao Zhu(4)	-		-
Alfred Ho(4)	-		-
All directors and executive officers as a group (8 individuals)	51,362,189		62.1%

All directors and executive officers as a group

* Represents less than 0.1%

(1) The business address of each of the individuals is CN11 Legend Town, No. 1 Balizhuangdongli, Chaoyang District, Beijing, 100025, PRC.

(2) Assumes no forfeiture of the founder earnout shares.

(3) Represents 1,150,000 shares held by Chum Capital Group Limited, an entity owned entirely by Mr. Xuesong Song and Mr. Jin Shi, and 3,649,334 shares issuable upon exercise of warrants that become exercisable upon consummation of the business combination.

(4) The business address of each of the individuals is Floor 18, Tower A, Zhongshan Building No. 154, Hudong Road, Gulou District, Fuzhou City, Fujian Province 350001, PRC.

(5) Represents 15,780,000 shares held by Heroic Treasure Limited, of which Mr. Zhuo is the controlling shareholder, and 28,079,868 shares held by Mars Harvest Co., Ltd., of which Mr. Zhuo is the sole shareholder and 539,000 shares held by Mr. Zhuo directly.

(6) Represents 2,163,987 shares held by Saturn Glory Co., Ltd, of which Mr. Bin Lin is the sole shareholder.

Directors and Executive Officers

The board of directors of the Company consists of seven members, each of whom will hold office until the next annual meeting or until his successor is duly elected and qualified. There are no family relationships among any of the directors or executive officers.

The executive officers and directors of the Company immediately after the consummation of the Merger are as follows:

Name	Age	Position
Xinrong Zhuo	48	Chairman of the Board and Chief Executive Officer
Bin Lin	54	Senior Vice President and Director
Alfred Ho	55	Chief Financial Officer
Lin Bao	51	Director
Yeliang Zhou	63	Director
Zengbiao Zhu	63	Director
Xuesong Song	44	Director
Jin Shi	43	Director

We anticipate that in the near term, Alfred Ho will resign from his position as our chief financial officer. Mr. Ho intends to remain in his position while we conduct a thorough search for an appropriate replacement. Mr. Ho’s resignation reflects our transition from a company whose stock was not trading in the public markets to a publicly traded company.

The biographical information of each of the directors and executive officers is as set forth in the section of the Definitive Proxy Statement entitled “CGEI Executive Officers and Directors Upon Completion of Business Combination” and is incorporated herein by reference.

Executive Compensation

The information in the sections of the Definitive Proxy Statement entitled “Compensation of CGEI Executive Officers and Directors —Summary of Compensation of Executive Officers,” “Information about CGEI – Executive Compensation,” “Information about China Dredging Group Co., Ltd. – Compensation of Directors and Executive Officers,” and “CGEI Executive Officers and Directors Upon Completion Of Business Combination – Executive Officer and Director Compensation,” “ CGEI Executive Officers and Directors Upon Completion Of Business Combination – Committees of the CGEI Board - Compensation Committee Information,” “ CGEI Executive Officers and Directors Upon Completion Of Business Combination – Committees of the CGEI Board - Compensation Committee Interlocks and Insider Participation,” and “ CGEI Executive Officers and Directors Upon Completion Of Business Combination – Compensation of the CGEI Board and Executive Officers,” are incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

At present, the board of directors of the Company has determined that each of Yeliang Zhou, Zengbiao Zhu, Xuesong Song, and Jin Shi qualify as “independent directors” within the meaning of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and the Sarbanes-Oxley Act of 2002, and Rule 5605 of the Nasdaq Marketplace Rules.

Pursuant to Rule 5615(a)(3) of the Nasdaq Marketplace Rules, because the Company is a foreign based entity, it needs only comply with Cayman Islands’ law, to the extent not contrary to federal securities law, with respect to the composition of its board of directors. Cayman Islands’ law does not require independent directors or an independent audit committee, however, pursuant to Section 10A(m) of the Securities Exchange Act of 1934, as amended, and Section 3 of the Sarbanes-Oxley Act, the Company is required to have an independent audit committee. As Cayman Islands’ law does not require the Company to have independent directors on its board, the Company is not required to comply with Rule 5615(a)(3) of the Nasdaq Marketplace Rules, which requires a Nasdaq-listed company to have a board of directors comprised of a majority of independent directors. The Company is currently in full compliance with the standards imposed by the Securities Exchange Act of 1934 and Sarbanes-Oxley Act of 2002.

Following consummation of the Business Combination, Chum Capital Group, an entity owned entirely by Mr. Xuesong Song and Mr. Jin Shi, owns 3,649,334 warrants to purchase an aggregate of 3,649,334 Company Ordinary Shares (the “Director's Warrants”). The Director's Warrants are identical to the other outstanding warrants to purchase Company's Ordinary Shares, except that the Director's Warrants (i) are non-redeemable, so long as they are held by Chum Capital Group or its affiliates; and (ii) are exercisable on a cashless basis at the election of the holder, so long as they are held by Chum Capital Group, or its affiliates, rather than at the Company's sole discretion; and (iii) are not transferable, assignable or saleable by Chum Capital Group (except to permitted transferees) until 30 days after the Closing.

The information in the sections of the Definitive Proxy Statement entitled “The Business Combination — Interests of Officers and Directors in the Business Combination,” “Information About China Dredging Group Co., Ltd. – Related Party Transactions,” and “Information About CGEI - Certain Relationships, Related Transactions and Director Independence” is incorporated herein by reference.

Legal Proceedings

The information in the sections of the Definitive Proxy Statement entitled “Information About CGEI—Legal Proceedings” and “Information China Dredging Group Co., Ltd.—Legal Proceedings” is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The information in the section of the Definitive Proxy Statement entitled “Market Price and Dividend Information” is incorporated herein by reference. On February 26, 2013, the Company’s Ordinary Shares began trading on The NASDAQ Capital Market under the symbol “PME.”

As of the Closing, there were approximately 5 holders of record of the CGEI’s Ordinary Shares.

Recent Sales of Unregistered Securities

None.

Description of Registrant’s Securities to be Registered

The information in the section of the Definitive Proxy Statement entitled “Description of CGEI Securities” is incorporated herein by reference.

Indemnification of Directors and Officers

The information in the section of the Definitive Proxy Statement entitled “Information About CGEI - Limitation on Liability and Indemnification of Directors and Officers” is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 hereof is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Financial Statements and Exhibits

The following financial statements are incorporated herein by reference to such statements contained in the Definitive Proxy Statement:

CHINA DREDGING GROUP CO., LTD.

Report of Independent Registered Public Accounting Firm dated April 27, 2012

Financial Statements

Audited

Consolidated Balance Sheets as of December 31, 2011 and 2010

Consolidated Statements of Income for the Years Ended December 31, 2011, 2010 and 2009

Consolidated Statements of Comprehensive Income for the Years Ended December 31, 2011, 2010 and 2009

Consolidated Statement of Changes in Shareholders' Equity for the Years Ended December 31, 2011, 2010 and 2009

Consolidated Statements of Cash Flows for the Years Ended December 31, 2011, 2010 and 2009

Notes to Consolidated Financial Statements

Unaudited

Consolidated Balance Sheets at September 30, 2012 (Unaudited) and December 31, 2011

Consolidated Statements of Income for the Three and Nine Months Ended September 30, 2012 and 2011 (Unaudited)

Consolidated Statements of Comprehensive Income for the Three and Nine Months Ended September 30, 2012 and 2011 (Unaudited)

Consolidated Statement of Changes in Shareholders' Equity for the Nine Months Ended September 30, 2012 (Unaudited)

Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2012 and 2011 (Unaudited)

Notes to the Consolidated Financial Statements (Unaudited)

FUJIAN PROVINCIAL PINGTAN COUNTY OCEAN FISHING GROUP CO., LTD.

Reports of Independent Registered Public Accounting Firm dated September 28, 2012

Financial Statements

Audited

Reports of Independent Registered Public Accounting Firm

Balance Sheets as of December 31, 2011 and 2010

Statements of Income and Comprehensive Income for the Years Ended December 31, 2011 and 2010

Statement of Changes in Owners’ Equity for the Years Ended December 31, 2011 and 2010

Statements of Cash Flows for the Years Ended December 31, 2011 and 2010

Notes to Financial Statements

Unaudited

Balance Sheets as of September 30, 2012 (Unaudited) and December 31, 2011

Statements of Income and Comprehensive Income for the Nine Months Ended September 30, 2012 and 2011 (Unaudited)

Statements of Cash Flows for the Nine Months Ended September 30, 2012 and 2011 (Unaudited)

Notes to the Consolidated Financial Statements (Unaudited)

The following pro forma consolidated financial statements are incorporated herein by reference to such statements contained in the Definitive Proxy Statements in the section entitled “Unaudited Pro Forma Condensed Combined Financial Data”:

Unaudited Pro Forma Condensed Combined Balance Sheet Data as of December 31, 2012 (assuming no redemption)

Unaudited Pro Forma Condensed Combined Balance Sheet Data as of December 31, 2012 (assuming max redemption)

Unaudited Pro Forma Condensed Combined Statement of Operations Data for the year ended December 31, 2012 (assuming no redemption)

Unaudited Pro Forma Condensed Combined Statement of Operations Data for the year ended December 31, 2012 (assuming max redemption)

Unaudited Pro Forma Condensed Combined Statement of Operations Data for the Year Ended December 31, 2011 (assuming no redemption)

Unaudited Pro Forma Condensed Combined Statement of Operations Data for the Year Ended December 31, 2011 (assuming max redemption)

Notes to the Unaudited Pro Forma Condensed Combined Financial Data

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 25, 2013, in connection with the consummation of the Business Combination, the Company notified The NASDAQ Stock Market LLC (“NASDAQ”) that the Business Combination had become effective and informed NASDAQ that the CGEI units were now automatically separating.   As a result, filed a Notification of Removal From Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to notify the Securities and Exchange Commission (the “SEC”) that the CGEI units were to be delisted and deregistered under Section 12(b) of the Exchange Act. As a result of the automatic separation, the trading of the units was permanently suspended prior to the open of trading on February 26, 2013. The deregistration will become effective 10 days from the filing of the Form 25.

On February 27, 2013, the Company also notified NASDAQ that the CGEI warrants should be delisted and deregistered under Section 12(b) of the Exchange Act. As a result, we expect NASDAQ to file Notification of Removal From Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to notify the Securities and Exchange Commission (the “SEC”) that the CGEI warrants were to be delisted and deregistered under Section 12(b) of the Exchange Act. The deregistration will become effective 10 days from the filing of the Form 25.

In accordance with Rule 12g-3(a) under the Exchange Act, the Ordinary Shares of the Company, as the successor to CGEI, are deemed to be registered under Section 12(b) of the Exchange Act. The Company’s Ordinary Shares are currently listed for trading on The NASDAQ Capital Market under the symbol “PME,” subject to confirmation by NASDAQ that the Company satisfies the listing requirement of 300 public shareholders. The warrants to purchase Ordinary Shares of the Company are currently listed for trading on The NASDAQ Capital Market under the symbol “PMEWW” but we expect trading in the warrants to be transitioned to the  OTCQB in the near term.  The warrants are deemed to be registered under Section 12(g) of the Exchange Act. Following the Closing, the CUSIP numbers relating to the Company’s Ordinary Shares and warrants changed to G7114V 102 and G7114V 110, respectively.

On the effective date of the Business Combination, the outstanding units of CGEI automatically separated into the underlying CGEI Ordinary Shares and CGEI warrants. As a result, the CGEI units are no longer listed on The NASDAQ Capital Market.

Item 5.01. Changes in Control of Registrant.

As a result of the consummation of the Business Combination, the former shareholders of CDGC own approximately 65.8% of the outstanding Company’s Ordinary Shares and the former holders of CGEI’s Ordinary Shares own approximately 2.3% of the outstanding Company’s Ordinary Shares and the former holders of Merchant Supreme’s ordinary shares own approximately 31.6% of the outstanding Company Ordinary Shares.

The information set forth in 2.01 above is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Closing, each of Xuechu He, Teng Zhou, Dongying Sun and Michael W. Zhang resigned as directors of CGEI. Further, Jin Shi resigned as Chief Executive Officer and Xuesong Song resigned as Chief Financial Officer of CGEI.

The information set forth in Item 2.01 above and the section of the Definitive Proxy Statement entitled “CGEI Executive Officers and Directors Upon Completion of Business Combination” is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon the Closing of the Business Combination, the Company adopted the Company Amended and Restated Memorandum and Articles of Association, a copy of which is filed hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

The information set forth in Item 2.01 above is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 25, 2013, CGEI held its annual meeting of its shareholders at which CGEI’s shareholders voted on (i) the approval and adoption of the Merger Agreement, (ii) the approval of the share capital increase, (iii) the approval of the name change, (iv) the election of directors and (v) if either the Merger Agreement or the share capital increase were not approved, then the adjournment of the annual general meeting. The final voting results were as follows:

Approval of Merger Agreement

	For	Against	Abstain/Withhold	Broker Non-Votes
Number of votes	5,275,333	337,934	0	0
Percentage of shares outstanding and entitled to vote	84.4%	5.4%	*	*

____________________

* Less than 1%.

Shares Electing to Exercise Redemption Rights – 4,409,947 (or 88.2% of the public ordinary shares of China Growth Equity Investment Ltd.)

Approval of Share Capital Increase

	For	Against	Abstain/Withhold	Broker Non-Votes
Number of votes	4,550,333	337,934	750,000	0
Percentage of shares outstanding and entitled to vote	72.8%	5.4%	12.0%	*

____________________

* Less than 1%.

Approval of Name Change

	For	Against	Abstain/Withhold	Broker Non-Votes
Number of votes	4,550,333	337,934	750,000	0
Percentage of shares outstanding and entitled to vote	72.8%	5.4%	12.0%	*

____________________

* Less than 1%.

Election of Directors

i) Dongying Sun

	For	Against	Abstain/Withhold	Broker Non-Votes
Number of votes	4,550,333	337,934	750,000	0
Percentage of shares outstanding and entitled to vote	72.8%	5.4%	12.0%	*

____________________

* Less than 1%.

i) Michael W. Zhang

	For	Against	Abstain/Withhold	Broker Non-Votes
Number of votes	4,440,333	447,934	725,000	0
Percentage of shares outstanding and entitled to vote	72.8%	7.2%	12.0%	*

____________________

* Less than 1%.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

CHINA DREDGING GROUP CO., LTD.

Report of Independent Registered Public Accounting Firm dated April 27, 2012

Financial Statements

Audited

Consolidated Balance Sheets as of December 31, 2011 and 2010

Consolidated Statements of Income for the Years Ended December 31, 2011, 2010 and 2009

Consolidated Statements of Comprehensive Income for the Years Ended December 31, 2011, 2010 and 2009

Consolidated Statement of Changes in Shareholders' Equity for the Years Ended December 31, 2011, 2010 and 2009

Consolidated Statements of Cash Flows for the Years Ended December 31, 2011, 2010 and 2009

Notes to Consolidated Financial Statements

Unaudited

Consolidated Balance Sheets at September 30, 2012 (Unaudited) and December 31, 2011

Consolidated Statements of Income for the Three and Nine Months Ended September 30, 2012 and 2011 (Unaudited)

Consolidated Statements of Comprehensive Income for the Three and Nine Months Ended September 30, 2012 and 2011 (Unaudited)

Consolidated Statement of Changes in Shareholders' Equity for the Nine Months Ended September 30, 2012 (Unaudited)

Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2012 and 2011 (Unaudited)

Notes to the Consolidated Financial Statements (Unaudited)

FUJIAN PROVINCIAL PINGTAN COUNTY OCEAN FISHING GROUP CO., LTD.

Reports of Independent Registered Public Accounting Firm dated September 28, 2012

Financial Statements

Audited

Reports of Independent Registered Public Accounting Firm

Balance Sheets as of December 31, 2011 and 2010

Statements of Income and Comprehensive Income for the Years Ended December 31, 2011 and 2010

Statement of Changes in Owners’ Equity for the Years Ended December 31, 2011 and 2010

Statements of Cash Flows for the Years Ended December 31, 2011 and 2010

Notes to Financial Statements

Unaudited

Balance Sheets as of September 30, 2012 (Unaudited) and December 31, 2011

Statements of Income and Comprehensive Income for the Nine Months Ended September 30, 2012 and 2011 (Unaudited)

Statements of Cash Flows for the Nine Months Ended September 30, 2012 and 2011 (Unaudited)

Notes to the Consolidated Financial Statements (Unaudited)

(b) Pro Forma Financial Information.

The following pro forma consolidated financial statements are incorporated herein by reference to such statements contained in the Definitive Proxy Statements in the section entitled “Unaudited Pro Forma Condensed Combined Financial Data”:

Unaudited Pro Forma Condensed Combined Balance Sheet Data as of December 31, 2012 (assuming no redemption)

Unaudited Pro Forma Condensed Combined Balance Sheet Data as of December 31, 2012 (assuming max redemption)

Unaudited Pro Forma Condensed Combined Statement of Operations Data for the year ended December 31, 2012 (assuming no redemption)

Unaudited Pro Forma Condensed Combined Statement of Operations Data for the year ended December 31, 2012 (assuming max redemption)

Unaudited Pro Forma Condensed Combined Statement of Operations Data for the Year Ended December 31, 2011 (assuming no redemption)

Unaudited Pro Forma Condensed Combined Statement of Operations Data for the Year Ended December 31, 2011 (assuming max redemption)

Notes to the Unaudited Pro Forma Condensed Combined Financial Data

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

2.1

Agreement and Plan of Merger, dated as of October 24, 2012, by and between China Growth Equity Investment Ltd., China Dredging Group Co., Ltd., China Growth Dredging Sub Ltd., and Xinrong Zhuo (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-35192, filed with the Securities and Exchange Commission on October 30, 2011)

2.2

Share Purchase Agreement, dated as of October 24, 2012, by and among China Growth Equity Investment Ltd, Merchant Supreme Co., Ltd., Prime Cheer Corporation Limited, Xinrong Zhuo, Fujian Provincial Pingtan County Ocean Fishing Group Co., Heroic Treasure Limited and Fuzhou Honglong Ocean Fishery Co., Ltd. (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K (File No. 001-35192, filed with the Securities and Exchange Commission on October 30, 2011)

3.1	Amended and Restated Memorandum and Articles of Association of Pingtan Marine Enterprise Ltd. filed with the Cayman Islands Registrar of on February 26, 2013*

3.2	Articles and Plan of Merger, filed with the Registry of Corporate Affairs of the British Virgin Islands on February 25, 2013*

3.3	Certificate of Merger, filed with the Registry of Corporate Affairs of the British Virgin Islands on February 25, 2013*

3.4

Amended and Restated Memorandum of Association of China Dredging Group Co., Ltd. (incorporated by reference to Exhibit 1.1 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

3.5

Articles of Association of China Dredging Group Co., Ltd. (incorporated by reference to Exhibit 1.2 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

4.1	Specimen Ordinary Share Certificate*

4.2	Specimen Warrant Certificate*

4.3	Warrant Agreement and between American Stock Transfer & Trust Company and China Growth Equity Investment Ltd. (incorporated by reference to Exhibit 4.4 to China Growth Equity Investment Ltd.’s Registration Statement on Amendment No. 5 to Form S-1 (File No. 333-173323) filed with the Securities and Exchange Commission on May 25, 2011)

10.1	Promissory Note by and among China Growth Equity Investment Ltd. and Xuesong Song, dated as of January 12, 2010 (incorporated by reference to Exhibit 10.1 to China Growth Equity Investment Ltd.’s Registration Statement on Amendment No. 3 to Form S-1 (File No. 333-173323) filed with the Securities and Exchange Commission on May 10, 2011)

10.2

Form of Letter Agreement by and among China Growth Equity Investment Ltd., Deutsche Bank Securities Inc. and each of the Company’s officers, directors and initial shareholders (incorporated by reference to Exhibit 10.2 to China Growth Equity Investment Ltd.’s Registration Statement on Amendment No. 5 to Form S-1 (File No. 333-173323) filed with the Securities and Exchange Commission on May 25, 2011)

10.3

Letter Agreement Regarding Administrative Support by and among China Growth Equity Investment Ltd. and Chum Capital Group Limited (incorporated by reference to Exhibit 10.5 to China Growth Equity Investment Ltd.’s Registration Statement on Form S-1 (File No. 333-173323) filed with the Securities and Exchange Commission on April 6 , 2011)

10.4

Registration Rights Agreement by and among China Growth Equity Investment Ltd. and the Initial Shareholders (incorporated by reference to Exhibit 10.5 to China Growth Equity Investment Ltd.’s Registration Statement on Amendment No. 4 to Form S-1 (File No. 333-173323) filed with the Securities and Exchange Commission on May 20, 2011)

10.5

Securities Purchase Agreement (incorporated by reference to Exhibit 10.6 to China Growth Equity Investment Ltd.’s Registration Statement on Amendment No. 1 to Form S-1 (File No. 333-173323) filed with the Securities and Exchange Commission on April 18, 2011)

10.6

Sponsor Warrant Purchase Agreement (incorporated by reference to Exhibit 10.7 to China Growth Equity Investment Ltd.’s Registration Statement on Amendment No. 1 to Form S-1(File No. 333-173323) filed with the Securities and Exchange Commission on April 18, 2011)

10.7

Indemnity Agreement (incorporated by reference to Exhibit 10.9 to China Growth Equity Investment Ltd.’s Registration Statement on Form S-1 (File No. 333-173323) filed with the Securities and Exchange Commission on April 18, 2011)

10.8

Securities Escrow Agreement among China Growth Equity Investment Ltd., American Stock Transfer & Trust Company and the Initial Shareholders (incorporated by reference to Exhibit 10.9 to China Growth Equity Investment Ltd.’s Registration Statement on Amendment No. 5 to Form S-1 (File No. 333-173323) filed with the Securities and Exchange Commission on May 25, 2011)

10.9

Employment Agreement of Xinrong Zhuo (incorporated by reference to Exhibit 4.1 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.10

Employment Agreement of Bin Lin (incorporated by reference to Exhibit 4.2 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.11

Employment Agreement of Fangjie Gu (incorporated by reference to Exhibit 4.3 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.12

Agreement and Plan of Merger by and among Chardan Acquisition Corp., Shareholders of Chardan Acquisition Corp., China Dredging Group Co., Ltd. and Shareholders Of China Dredging Group Co., Ltd. dated October 27, 2010 (incorporated by reference to Exhibit 4.4 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.13

Securities Purchase Agreement by and among China Dredging Group Co., Ltd. and the Purchasers Listed on Exhibit A thereto, dated October 29, 2010 (incorporated by reference to Exhibit 4.5 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.14

Registration Rights Agreement dated October 29, 2010 (incorporated by reference to Exhibit 4.6 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.15

Securities Escrow Agreement dated October 29, 2010 (incorporated by reference to Exhibit 4.7 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.16

Contracted Management Agreement by and among Fujian WangGang Dredging Construction Co., Ltd., Wonder Dredging LLC and Fujian Xing Gang Port Service Ltd., dated June 30, 2010 (incorporated by reference to Exhibit 10.8 to China Dredging Group Co., Ltd. Amendment No. 2 to Form F-1 (File No. 333-171484) filed with the Securities and Exchange Commission on March 29, 2011)

10.17

Equity Interest Pledge Agreement by and among Qing Lin, Panxing Zhuo, Fujian WangGang Dredging Construction Co., Ltd. and Wonder Dredging LLC, dated June 30, 2010 (incorporated by reference to Exhibit 10.9 to China Dredging Group Co., Ltd. Amendment No. 2 to Form F-1 (File No. 333-171484) filed with the Securities and Exchange Commission on March 29, 2011)

10.18

Contract Relating to the Exclusive Purchase Right of Equity Interest by and among Fujian WangGang Dredging Construction Co., Ltd., Wonder Dredging LLC and Fujian Xing Gang Port Service Ltd., dated June 30, 2010 (incorporated by reference to Exhibit 10.10 to China Dredging Group Co., Ltd. Amendment No. 2 to Form F-1 (File No. 333-171484) filed with the Securities and Exchange Commission on March 29, 2011)

10.19

Power of Attorney by and among Qing Lin, Panxing Zhuo and Fujian WangGang Dredging Construction Co., Ltd., dated June 30, 2010 (incorporated by reference to Exhibit 4.11 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.20

Power of Attorney by and between Wonder Dredging LLC and Fujian WangGang Dredging Construction Co., Ltd., dated June 30, 2010 (incorporated by reference to Exhibit 4.12 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.21

Engineering Boat Purchase and Sale Contract for Xinggangjun #3 by and between Yiyang Zhonghai Boats and Ships Limited Liability Company and Fujian Xing Gang Shipping Service Co., Ltd., January 13, 2008 (incorporated by reference to Exhibit 4.13 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.22

“Hongtaihai” Engineering Boat Purchase and Sale Contract for Xinggangjun #66 by and between Taizhou Hongtaihai Port Engineering Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., March 23, 2008 (incorporated by reference to Exhibit 4.14 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.23

Engineering Boat Purchase and Sale Contract for Xinggangjun #6 by and between Yiyang Zhonghai Boats and Ships Limited Liability Company and Fujian Xing Gang Shipping Service Co., Ltd., dated January 18, 2008 (incorporated by reference to Exhibit 4.15 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.24

Engineering Boat Purchase and Sale Contract by and between Yiyang Zhonghai Boats and Ships Limited Liability Company and Fujian Xing Gang Shipping Service Co., Ltd., dated May 20, 2009 (incorporated by reference to Exhibit 4.16 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.25

Crewmen Dispatch Contract for Xinggangjun #3 by and between Fujian Haiyi International Shipping Service Agency Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., dated April 18, 2011 2008 (incorporated by reference to Exhibit 4.17 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on April 27, 2012)

10.26

Crewmen Dispatch Contract for Xinggangjun #66 by and between Fujian Haiyi International Shipping Service Agency Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., dated February 25, 2011 (incorporated by reference to Exhibit 4.18 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on April 27, 2012)

10.27

Crewmen Dispatch Contract for Xinggangjun #6 by and between Fujian Haiyi International Shipping Service Agency Co., Ltd. and Fujian Xinggang Shipping Service Co., Ltd., dated April 18, 2011 (incorporated by reference to Exhibit 4.19 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on April 27, 2012)

10.28

Ship Lease Contract for Hengshengjun #88 by and between Lianyungang Hengrong Shipping Service Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., dated January 8, 2008 (incorporated by reference to Exhibit 4.20 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.29

Crewmen Assignment Agreement for Hengshengjun #88 by and between Lianyungang Hengrong Shipping Service Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., dated January 8, 2008 (incorporated by reference to Exhibit 4.21 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.30

Ship Lease Supplemental Agreement for Hengshengjun #88 by and between Lianyungang Hengrong Shipping Service Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., dated April 13, 2010 (incorporated by reference to Exhibit 4.22 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.31

Crewmen Assignment Supplemental Agreement for Hengshengjun #88 by and between Lianyungang Hengrong Shipping Service Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., dated May 21, 2010 (incorporated by reference to Exhibit 4.23 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.32

Ship Lease Contract for Xinggangjun #9 by and between Fujian Lutong Highway Engineering Construction Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., dated May 20, 2008 (incorporated by reference to Exhibit 4.24 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.33

Crewmen Assignment Agreement for Xinggangjun #9 by and between Fujian Lutong Highway Engineering Construction Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., dated May 20, 2008 (incorporated by reference to Exhibit 4.25 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.34

Ship Lease Supplemental Agreement Contract for Xinggangjun #9 by and between Fujian Lutong Highway Engineering Construction Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., dated April 11, 2010 (incorporated by reference to Exhibit 4.26 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.35

Crewmen Assignment Supplemental Agreement for Xinggangjun #9 by and between Fujian Lutong Highway Engineering Construction Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., dated May 21, 2010 (incorporated by reference to Exhibit 4.27 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.36

Ship Lease Contract for Liya #10 by and between Beihai Shunda Liya Shipping Service Co., Ltd. and Fujian Xing Gang Port Service Co., Ltd., dated June 14, 2010 (incorporated by reference to Exhibit 4.28 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.37

Crewmen Assignment Agreement for Liya #10 by and between Beihai Shunda Liya Shipping Service Co., Ltd. and Fujian Xing Gang Port Service Co., Ltd., dated June 14, 2010 (incorporated by reference to Exhibit 4.29 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.38

Ship Leasing Contract for Honglinjun #9 by and between Zhejiang Honglin Ship Engineering Co., Ltd. and Fujian Xing Gang Port Service Co., Ltd., dated June 19, 2010 (incorporated by reference to Exhibit 4.30 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.39

Crewmen Assignment Agreement for Honglinjun #9 by and between Zhejiang Honglin Ship Engineering Co., Ltd. and Fujian Xing Gang Port Service Co., Ltd., dated June 19, 2010 (incorporated by reference to Exhibit 4.31 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.40

Ship Lease Contract for Honglinjun #18 by and between Zhejiang Honglin Ship Engineering Co., Ltd. and Fujian Xing Gang Port Service Co., Ltd., dated June 18, 2010 (incorporated by reference to Exhibit 4.32 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.41

Crewmen Assignment Agreement for Honglinjun #18 by and between Zhejiang Honglin Ship Engineering Co., Ltd. and Fujian Xing Gang Port Service Co., Ltd., dated June 18, 2010 (incorporated by reference to Exhibit 4.33 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.42

Ship Lease Contract for Xiechang #18 by and between Zhonghai Engineering Construction General Bureau Dalian Engineering Construction Bureau and Fujian Xing Gang Port Service Co., Ltd., dated June 24, 2010 (incorporated by reference to Exhibit 4.34 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.43

Crewmen Assignment Agreement for Xiechang #18 by and between Zhonghai Engineering Construction General Bureau Dalian Engineering Construction Bureau and Fujian Xing Gang Port Service Co., Ltd., dated June 24, 2010 (incorporated by reference to Exhibit 4.35 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.44

Office Lease Agreement by and between LIN Ping and Fujian Xing Gang Port Service Co., Ltd., dated January 1, 2010 (incorporated by reference to Exhibit 4.37 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.45

Office Lease Supplemental Agreement by and between LIN Ping and Fujian Xing Gang Port Service Co., Ltd., dated March 30, 2010 (incorporated by reference to Exhibit 4.38 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.46	Employment Agreement by and between Fangjie Gu and Fujian Xing Gang Port Service Co., Ltd. dated January 24, 2011 (incorporated by reference to Exhibit 10.40 to China Dredging Group Co., Ltd. Amendment No. 1 to Form F-1 (File No. 333-171484) filed with the Securities and Exchange Commission on February 15, 2011)

10.47

Supplemental Employment Agreement by and between Fangjie Gu and China Dredging Group Co., Ltd. (incorporated by reference to Exhibit 10.39 to China Dredging Group Co., Ltd. Amendment No. 1 to Form F-1 (File No. 333-171484) filed with the Securities and Exchange Commission on February 15, 2011)

10.48

Employment Agreement of Alfred Ho 2010 (incorporated by reference to Exhibit 4.41 to China Dredging Group Co., Ltd.’s Amendment No. 1 Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on December 15, 2011)

10.49	Contractual Management Agreement by and between Pingtan Guansheng Ocean Fishing Co., Ltd, Ms. Honghong Zhuo, Mr. Zhiyan Lin and Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd., dated November 26, 2012 (incorporated by reference to Exhibit A to Annex B of the Company’s Definitive Proxy Statement on Form 14A (File No. 001-35192) filed with the Securities and Exchange Commission on February 6, 2013)

10.50

Equity Pledge Agreement by and between Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd., Pingtan Guansheng Ocean Fishing Co., Ltd., Mr. Zhiyan Lin and Ms. Honghong Zhuo, dated November 26, 2012 (incorporated by reference to Exhibit B to Annex B of the Company’s Definitive Proxy Statement on Form 14A (File No. 001-35192) filed with the Securities and Exchange Commission on February 6, 2013)

10.51

Power Of Attorney by and among Ms. Honghong Zhuo , Mr. Zhiyan Lin and Pingtan Guansheng Ocean Fishing Co., Ltd., dated November 26, 2012 (incorporated by reference to Exhibit C to Annex B of the Company’s Definitive Proxy Statement on Form 14A (File No. 001-35192) filed with the Securities and Exchange Commission on February 6, 2013)

10.52

Exclusive Call Option Agreement by and between Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd., Pingtan Guansheng Ocean Fishing Co., Ltd., Mr. Zhiyan Lin and Ms. Honghong Zhuo, dated November 26, 2012 (incorporated by reference to Exhibit D to Annex B of the Company’s Definitive Proxy Statement on Form 14A (File No. 001-35192) filed with the Securities and Exchange Commission on February 6, 2013)

14

Code of Ethics (incorporated by reference to Exhibit 14.1 to China Growth Equity Investment Ltd.’s Registration Statement on Form S-1 (File No. 333-173323, filed with the Securities and Exchange Commission on April 18, 2011)

99.1	Press Release dated February 26, 2013*

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   March 1, 2013

Pingtan Marine Enterprise Ltd.

By:	/s/Xinrong Zhuo
Xinrong Zhuo
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1

Agreement and Plan of Merger, dated as of October 24, 2012, by and between China Growth Equity Investment Ltd., China Dredging Group Co., Ltd., China Growth Dredging Sub Ltd., and Xinrong Zhuo (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-35192, filed with the Securities and Exchange Commission on October 30, 2011)

2.2

Share Purchase Agreement, dated as of October 24, 2012, by and among China Growth Equity Investment Ltd, Merchant Supreme Co., Ltd., Prime Cheer Corporation Limited, Xinrong Zhuo, Fujian Provincial Pingtan County Ocean Fishing Group Co., Heroic Treasure Limited and Fuzhou Honglong Ocean Fishery Co., Ltd. (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K (File No. 001-35192, filed with the Securities and Exchange Commission on October 30, 2011)

3.1	Amended and Restated Memorandum and Articles of Association of Pingtan Marine Enterprise Ltd. filed with the Cayman Islands Registrar of on February 26, 2013*

3.2	Articles and Plan of Merger, filed with the Registry of Corporate Affairs of the British Virgin Islands on February 25, 2013*

3.3	Certificate of Merger, filed with the Registry of Corporate Affairs of the British Virgin Islands on February 25, 2013*

3.4

Amended and Restated Memorandum of Association of China Dredging Group Co., Ltd. (incorporated by reference to Exhibit 1.1 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

3.5

Articles of Association of China Dredging Group Co., Ltd. (incorporated by reference to Exhibit 1.2 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

4.1	Specimen Ordinary Share Certificate*

4.2	Specimen Warrant Certificate*

4.3	Warrant Agreement and between American Stock Transfer & Trust Company and China Growth Equity Investment Ltd. (incorporated by reference to Exhibit 4.4 to China Growth Equity Investment Ltd.’s Registration Statement on Amendment No. 5 to Form S-1 (File No. 333-173323) filed with the Securities and Exchange Commission on May 25, 2011)

10.1	Promissory Note by and among China Growth Equity Investment Ltd. and Xuesong Song, dated as of January 12, 2010 (incorporated by reference to Exhibit 10.1 to China Growth Equity Investment Ltd.’s Registration Statement on Amendment No. 3 to Form S-1 (File No. 333-173323) filed with the Securities and Exchange Commission on May 10, 2011)

10.2

Form of Letter Agreement by and among China Growth Equity Investment Ltd., Deutsche Bank Securities Inc. and each of the Company’s officers, directors and initial shareholders (incorporated by reference to Exhibit 10.2 to China Growth Equity Investment Ltd.’s Registration Statement on Amendment No. 5 to Form S-1 (File No. 333-173323) filed with the Securities and Exchange Commission on May 25, 2011)

10.3

Letter Agreement Regarding Administrative Support by and among China Growth Equity Investment Ltd. and Chum Capital Group Limited (incorporated by reference to Exhibit 10.5 to China Growth Equity Investment Ltd.’s Registration Statement on Form S-1 (File No. 333-173323) filed with the Securities and Exchange Commission on April 6 , 2011)

10.4

Registration Rights Agreement by and among China Growth Equity Investment Ltd. and the Initial Shareholders (incorporated by reference to Exhibit 10.5 to China Growth Equity Investment Ltd.’s Registration Statement on Amendment No. 4 to Form S-1 (File No. 333-173323) filed with the Securities and Exchange Commission on May 20, 2011)

10.5

Securities Purchase Agreement (incorporated by reference to Exhibit 10.6 to China Growth Equity Investment Ltd.’s Registration Statement on Amendment No. 1 to Form S-1 (File No. 333-173323) filed with the Securities and Exchange Commission on April 18, 2011)

10.6

Sponsor Warrant Purchase Agreement (incorporated by reference to Exhibit 10.7 to China Growth Equity Investment Ltd.’s Registration Statement on Amendment No. 1 to Form S-1(File No. 333-173323) filed with the Securities and Exchange Commission on April 18, 2011)

10.7

Indemnity Agreement (incorporated by reference to Exhibit 10.9 to China Growth Equity Investment Ltd.’s Registration Statement on Form S-1 (File No. 333-173323) filed with the Securities and Exchange Commission on April 18, 2011)

10.8

Securities Escrow Agreement among China Growth Equity Investment Ltd., American Stock Transfer & Trust Company and the Initial Shareholders (incorporated by reference to Exhibit 10.9 to China Growth Equity Investment Ltd.’s Registration Statement on Amendment No. 5 to Form S-1 (File No. 333-173323) filed with the Securities and Exchange Commission on May 25, 2011)

10.9

Employment Agreement of Xinrong Zhuo (incorporated by reference to Exhibit 4.1 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.10

Employment Agreement of Bin Lin (incorporated by reference to Exhibit 4.2 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.11

Employment Agreement of Fangjie Gu (incorporated by reference to Exhibit 4.3 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.12

Agreement and Plan of Merger by and among Chardan Acquisition Corp., Shareholders of Chardan Acquisition Corp., China Dredging Group Co., Ltd. and Shareholders Of China Dredging Group Co., Ltd. dated October 27, 2010 (incorporated by reference to Exhibit 4.4 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.13

Securities Purchase Agreement by and among China Dredging Group Co., Ltd. and the Purchasers Listed on Exhibit A thereto, dated October 29, 2010 (incorporated by reference to Exhibit 4.5 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.14

Registration Rights Agreement dated October 29, 2010 (incorporated by reference to Exhibit 4.6 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.15

Securities Escrow Agreement dated October 29, 2010 (incorporated by reference to Exhibit 4.7 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.16

Contracted Management Agreement by and among Fujian WangGang Dredging Construction Co., Ltd., Wonder Dredging LLC and Fujian Xing Gang Port Service Ltd., dated June 30, 2010 (incorporated by reference to Exhibit 10.8 to China Dredging Group Co., Ltd. Amendment No. 2 to Form F-1 (File No. 333-171484) filed with the Securities and Exchange Commission on March 29, 2011)

10.17

Equity Interest Pledge Agreement by and among Qing Lin, Panxing Zhuo, Fujian WangGang Dredging Construction Co., Ltd. and Wonder Dredging LLC, dated June 30, 2010 (incorporated by reference to Exhibit 10.9 to China Dredging Group Co., Ltd. Amendment No. 2 to Form F-1 (File No. 333-171484) filed with the Securities and Exchange Commission on March 29, 2011)

10.18

Contract Relating to the Exclusive Purchase Right of Equity Interest by and among Fujian WangGang Dredging Construction Co., Ltd., Wonder Dredging LLC and Fujian Xing Gang Port Service Ltd., dated June 30, 2010 (incorporated by reference to Exhibit 10.10 to China Dredging Group Co., Ltd. Amendment No. 2 to Form F-1 (File No. 333-171484) filed with the Securities and Exchange Commission on March 29, 2011)

10.19

Power of Attorney by and among Qing Lin, Panxing Zhuo and Fujian WangGang Dredging Construction Co., Ltd., dated June 30, 2010 (incorporated by reference to Exhibit 4.11 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.20

Power of Attorney by and between Wonder Dredging LLC and Fujian WangGang Dredging Construction Co., Ltd., dated June 30, 2010 (incorporated by reference to Exhibit 4.12 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.21

Engineering Boat Purchase and Sale Contract for Xinggangjun #3 by and between Yiyang Zhonghai Boats and Ships Limited Liability Company and Fujian Xing Gang Shipping Service Co., Ltd., January 13, 2008 (incorporated by reference to Exhibit 4.13 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.22

“Hongtaihai” Engineering Boat Purchase and Sale Contract for Xinggangjun #66 by and between Taizhou Hongtaihai Port Engineering Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., March 23, 2008 (incorporated by reference to Exhibit 4.14 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.23

Engineering Boat Purchase and Sale Contract for Xinggangjun #6 by and between Yiyang Zhonghai Boats and Ships Limited Liability Company and Fujian Xing Gang Shipping Service Co., Ltd., dated January 18, 2008 (incorporated by reference to Exhibit 4.15 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.24

Engineering Boat Purchase and Sale Contract by and between Yiyang Zhonghai Boats and Ships Limited Liability Company and Fujian Xing Gang Shipping Service Co., Ltd., dated May 20, 2009 (incorporated by reference to Exhibit 4.16 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.25

Crewmen Dispatch Contract for Xinggangjun #3 by and between Fujian Haiyi International Shipping Service Agency Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., dated April 18, 2011 2008 (incorporated by reference to Exhibit 4.17 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on April 27, 2012)

10.26

Crewmen Dispatch Contract for Xinggangjun #66 by and between Fujian Haiyi International Shipping Service Agency Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., dated February 25, 2011 (incorporated by reference to Exhibit 4.18 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on April 27, 2012)

10.27

Crewmen Dispatch Contract for Xinggangjun #6 by and between Fujian Haiyi International Shipping Service Agency Co., Ltd. and Fujian Xinggang Shipping Service Co., Ltd., dated April 18, 2011 (incorporated by reference to Exhibit 4.19 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on April 27, 2012)

10.28

Ship Lease Contract for Hengshengjun #88 by and between Lianyungang Hengrong Shipping Service Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., dated January 8, 2008 (incorporated by reference to Exhibit 4.20 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.29

Crewmen Assignment Agreement for Hengshengjun #88 by and between Lianyungang Hengrong Shipping Service Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., dated January 8, 2008 (incorporated by reference to Exhibit 4.21 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.30

Ship Lease Supplemental Agreement for Hengshengjun #88 by and between Lianyungang Hengrong Shipping Service Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., dated April 13, 2010 (incorporated by reference to Exhibit 4.22 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.31

Crewmen Assignment Supplemental Agreement for Hengshengjun #88 by and between Lianyungang Hengrong Shipping Service Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., dated May 21, 2010 (incorporated by reference to Exhibit 4.23 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.32

Ship Lease Contract for Xinggangjun #9 by and between Fujian Lutong Highway Engineering Construction Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., dated May 20, 2008 (incorporated by reference to Exhibit 4.24 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.33

Crewmen Assignment Agreement for Xinggangjun #9 by and between Fujian Lutong Highway Engineering Construction Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., dated May 20, 2008 (incorporated by reference to Exhibit 4.25 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.34

Ship Lease Supplemental Agreement Contract for Xinggangjun #9 by and between Fujian Lutong Highway Engineering Construction Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., dated April 11, 2010 (incorporated by reference to Exhibit 4.26 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.35

Crewmen Assignment Supplemental Agreement for Xinggangjun #9 by and between Fujian Lutong Highway Engineering Construction Co., Ltd. and Fujian Xing Gang Shipping Service Co., Ltd., dated May 21, 2010 (incorporated by reference to Exhibit 4.27 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.36

Ship Lease Contract for Liya #10 by and between Beihai Shunda Liya Shipping Service Co., Ltd. and Fujian Xing Gang Port Service Co., Ltd., dated June 14, 2010 (incorporated by reference to Exhibit 4.28 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.37

Crewmen Assignment Agreement for Liya #10 by and between Beihai Shunda Liya Shipping Service Co., Ltd. and Fujian Xing Gang Port Service Co., Ltd., dated June 14, 2010 (incorporated by reference to Exhibit 4.29 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.38

Ship Leasing Contract for Honglinjun #9 by and between Zhejiang Honglin Ship Engineering Co., Ltd. and Fujian Xing Gang Port Service Co., Ltd., dated June 19, 2010 (incorporated by reference to Exhibit 4.30 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.39

Crewmen Assignment Agreement for Honglinjun #9 by and between Zhejiang Honglin Ship Engineering Co., Ltd. and Fujian Xing Gang Port Service Co., Ltd., dated June 19, 2010 (incorporated by reference to Exhibit 4.31 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.40

Ship Lease Contract for Honglinjun #18 by and between Zhejiang Honglin Ship Engineering Co., Ltd. and Fujian Xing Gang Port Service Co., Ltd., dated June 18, 2010 (incorporated by reference to Exhibit 4.32 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.41

Crewmen Assignment Agreement for Honglinjun #18 by and between Zhejiang Honglin Ship Engineering Co., Ltd. and Fujian Xing Gang Port Service Co., Ltd., dated June 18, 2010 (incorporated by reference to Exhibit 4.33 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.42

Ship Lease Contract for Xiechang #18 by and between Zhonghai Engineering Construction General Bureau Dalian Engineering Construction Bureau and Fujian Xing Gang Port Service Co., Ltd., dated June 24, 2010 (incorporated by reference to Exhibit 4.34 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.43

Crewmen Assignment Agreement for Xiechang #18 by and between Zhonghai Engineering Construction General Bureau Dalian Engineering Construction Bureau and Fujian Xing Gang Port Service Co., Ltd., dated June 24, 2010 (incorporated by reference to Exhibit 4.35 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.44

Office Lease Agreement by and between LIN Ping and Fujian Xing Gang Port Service Co., Ltd., dated January 1, 2010 (incorporated by reference to Exhibit 4.37 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.45

Office Lease Supplemental Agreement by and between LIN Ping and Fujian Xing Gang Port Service Co., Ltd., dated March 30, 2010 (incorporated by reference to Exhibit 4.38 to China Dredging Group Co., Ltd.’s Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on November 2, 2010)

10.46	Employment Agreement by and between Fangjie Gu and Fujian Xing Gang Port Service Co., Ltd. dated January 24, 2011 (incorporated by reference to Exhibit 10.40 to China Dredging Group Co., Ltd. Amendment No. 1 to Form F-1 (File No. 333-171484) filed with the Securities and Exchange Commission on February 15, 2011)

10.47

Supplemental Employment Agreement by and between Fangjie Gu and China Dredging Group Co., Ltd. (incorporated by reference to Exhibit 10.39 to China Dredging Group Co., Ltd. Amendment No. 1 to Form F-1 (File No. 333-171484) filed with the Securities and Exchange Commission on February 15, 2011)

10.48

Employment Agreement of Alfred Ho 2010 (incorporated by reference to Exhibit 4.41 to China Dredging Group Co., Ltd.’s Amendment No. 1 Annual Report on Form 20-F (File No. 000-53465) filed with the Securities and Exchange Commission on December 15, 2011)

10.49	Contractual Management Agreement by and between Pingtan Guansheng Ocean Fishing Co., Ltd, Ms. Honghong Zhuo, Mr. Zhiyan Lin and Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd., dated November 26, 2012 (incorporated by reference to Exhibit A to Annex B of the Company’s Definitive Proxy Statement on Form 14A (File No. 001-35192) filed with the Securities and Exchange Commission on February 6, 2013)

10.50

Equity Pledge Agreement by and between Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd., Pingtan Guansheng Ocean Fishing Co., Ltd., Mr. Zhiyan Lin and Ms. Honghong Zhuo, dated November 26, 2012 (incorporated by reference to Exhibit B to Annex B of the Company’s Definitive Proxy Statement on Form 14A (File No. 001-35192) filed with the Securities and Exchange Commission on February 6, 2013)

10.51

Power Of Attorney by and among Ms. Honghong Zhuo , Mr. Zhiyan Lin and Pingtan Guansheng Ocean Fishing Co., Ltd., dated November 26, 2012 (incorporated by reference to Exhibit C to Annex B of the Company’s Definitive Proxy Statement on Form 14A (File No. 001-35192) filed with the Securities and Exchange Commission on February 6, 2013)

10.52

Exclusive Call Option Agreement by and between Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd., Pingtan Guansheng Ocean Fishing Co., Ltd., Mr. Zhiyan Lin and Ms. Honghong Zhuo, dated November 26, 2012 (incorporated by reference to Exhibit D to Annex B of the Company’s Definitive Proxy Statement on Form 14A (File No. 001-35192) filed with the Securities and Exchange Commission on February 6, 2013)

14

Code of Ethics (incorporated by reference to Exhibit 14.1 to China Growth Equity Investment Ltd.’s Registration Statement on Form S-1 (File No. 333-173323, filed with the Securities and Exchange Commission on April 18, 2011)

99.1	Press Release dated February 26, 2013*